Other Assets	12 Months Ended
Dec. 31, 2012
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Other Assets
8.	Other Assets

The following table provides the detail of our other assets.

	December 31, 2012		December 31, 2011
(Dollars in millions)	Ending Balance	% of Balance	Ending Balance	% of Balance
Derivatives at fair value	$2,241	27%	$2,202	25%
Accrued interest receivable, net	2,147	26	2,484	29
Income tax asset, net current and deferred	1,478	18	1,427	17
Accounts receivable	1,111	13	1,392	16
Benefit and insurance-related investments	474	6	466	5
Fixed assets, net	215	3	214	3
Other loans, net	137	2	193	2
Other	470	5	280	3

Total	$8,273	100%	$8,658	100%

The “Derivatives at fair value” line in the above table represents the fair value of our derivatives in a gain position by counterparty, exclusive of accrued interest and collateral. At December 31, 2012 and 2011, these balances included $2.4 billion and $2.5 billion, respectively, of cross-currency interest rate swaps and interest rate swaps designated as fair value hedges that were offset by an increase in interest-bearing liabilities related to the hedged debt. As of December 31, 2012 and 2011, the cumulative mark-to-market adjustment to the hedged debt was $(2.8) billion and $(2.7) billion, respectively.